FINANCIAL INSTRUMENTS - Disclosure of Market risk profit before tax due to changes in carrying amount of marketable securities (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of sensitivity analysis of fair value measurement to changes in unobservable inputs, liabilities [line items]
Percentage of reasonably possible increase in unobservable input profit loss before tax	5.00%	5.00%
Effect on fair value measurement due to reasonably possible increase in unobservable input profit loss before tax	$ 492	$ 449
Percentage of reasonably possible decrease in unobservable input profit loss before tax	(5.00%)	(5.00%)
Effect on fair value measurement due to reasonably possible decrease in unobservable input profit before tax	$ (492)	$ (449)